Exhibit 10.23H

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

FIFTEENTH AMENDMENT

TO THE

CSG MaSTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK, L.L.C.

THIS FIFTEENTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”). This amendment shall be effective as of the date last signed below (the “Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.	Customer desires to purchase and CSG desires to provide CSG’s Interactivate product (“Interactivate”) for the purpose of assisting and streamlining Customer’s process for the prequalification and provisioning of subscriber data service sold through Customer’s partner channels and, as a result, Exhibit B-1(a) entitled “CSG Product Description” shall be amended to add the following:

Interactivate. Interactivate, utilized in CSG’s managed services environment, provides real-time, bi-directional, transaction processing and event management. Interactivate provides the link between subscribers and services, enabling customers to launch new services and streamline processes.

At the core of the Product are adapters that enable communication with upstream business systems and downstream systems. The work-flow engine with its graphical user interface and drag-and-drop capabilities allows for implementation of specific business rules.

2.	Schedule F, Fees, CSG Licensed Products, of the Agreement shall be amended to add a new Section III. entitled “CSG’s Interactivate,” as follows:

CSG Licensed Products

III. CSG’s Interactivate

Description of Item/Unit of Measure	Frequency	Fee
1. Implementation and Configuration (**** *)	*** *******	*****

2. Initial Managed Services Support Fees (**** *) (**** *)
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4. Additional Partner Interfaces (**** *)
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b. *********** *** ******* (*** ******* *********)	*******	**,***.**

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 1: Implementation and Configuration. All implementation and configuration services and the associated fees shall be set forth in a mutually agreed upon statement(s) of work. Reimbursable Expenses are additional.

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All fees provided herein are subject to annual adjustment as provided in Section 4 of the Agreement.

3.	CSG will provide the necessary environments to migrate CSG’s Interactive to ACP.

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5.	Effective ****** (**) **** ***** the Completion Date of the SOW, Schedule H, entitled “CSG Systems, Inc. Business Continuity/Disaster Recovery Plan” of the Agreement, is hereby amended to include Interactivate as a MARC I product.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

6.	The parties agree that after ****** (**) **** of the completion of the Phase I ********** Release Date (as defined in the SOW), the parties shall meet to discuss performance of Interactivate, as well as identify and come to mutual written agreement for commercially reasonable *********** ******* ** ******* (*.*. ********* ***** **********).

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.		CSG SYSTEMS, INC.

By:	/s/ Michael K. McClaskey	By:	/s/ Joe Ruble
Name:	Michael K. McClaskey	Name:	Joe Ruble
Title:	Senior Vice President and Chief Information Officer	Title:	EVP-General Counsel
Date:	9/23/11	Date:	9/23/11